UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2010

GSC Investment Corp.
(Exact name of registrant as specified in charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220, Florham Park, New Jersey 07932
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 437-1000

N/A
(Former name or former address, if changed since last report)

_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 14, 2010, GSC Investment Corp. (the “Company”) entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) by and among the Company, Saratoga Investment Advisors, LLC (“Saratoga”) and CLO Partners LLC (“CLO Partners”) to issue and sell $15,000,000 in aggregate purchase price of the Company’s common stock, par value $0.0001 per share, at an offering price of $1.52 per share.  Under the terms of the Stock Purchase Agreement and subject to approval by the Company’s stockholders, Saratoga will replace GSC Group as the Company’s external investment manager and administrator.  The closing of the transaction is subject to the satisfaction of certain closing conditions including the approval of certain elements of the transaction by the Company’s stockholders.

The description of the provisions of the Stock Purchase Agreement set forth above is qualified in its entirety by reference to the full and complete terms contained in such agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 1.01 by reference. The exhibits and schedules to the Stock Purchase Agreement have been omitted from the attached Exhibit 10.1. Upon request, the Company shall furnish supplementally a copy of any omitted schedule or exhibit to the SEC.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company is offering to sell the shares pursuant to the Stock Purchase Agreement to each of Saratoga and CLO Partners, each of which is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 14, 2010, the Company issued a press release regarding the signing of the agreement described above, which is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of April 14, 2010 among GSC Investment Corp., Saratoga Investment Advisors, LLC and CLO Partners LLC

99.1	Press release dated April 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Investment Corp.

Date:	April 14, 2010	By:	/s/ Seth M. Katzenstein
			Name:	Seth M. Katzenstein
			Title:	Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of April 14, 2010 among GSC Investment Corp., Saratoga Investment Advisors, LLC and CLO Partners LLC

99.1	Press release dated April 14, 2010